UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 8, 2017

DOUBLE EAGLE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-37552	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2121 Avenue of the Stars, Suite 2300

Los Angeles, CA 90067

(Address, including zip code, of principal executive offices)

(310) 209-7280

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On November 8, 2017, Double Eagle Acquisition Corp. (the “Company”) issued a press release announcing that on November 7, 2017 its registration statement on Form S-4 (File No. 333-220356), as amended, relating to the previously announced business combination (the “Business Combination”) with Williams Scotsman International, Inc. (“Williams Scotsman”) was declared effective by the U.S. Securities and Exchange Commission (“SEC”) and it commenced mailing the definitive proxy statement/prospectus relating to the extraordinary general meeting (the “Extraordinary General Meeting”) to be held in connection with the Business Combination to shareholders of record as of the close of business on October 30, 2017 (the “Record Date”). Notice of the Extraordinary General Meeting was mailed on November 6, 2017 to shareholders of record as of the Record Date.

The Company also announced that the Extraordinary General Meeting will be held on Thursday, November 16, 2017 at 9:30 a.m. Eastern Time at the offices of Winston & Strawn LLP, located at 200 Park Avenue, New York, New York. The Company’s shareholders of record as of the Record Date are entitled to vote at the Extraordinary General Meeting. In connection with the Extraordinary General Meeting, the Company shareholders who wish to exercise their redemption rights must do so no later than 9:30 a.m. Eastern Time on November 14, 2017 by following the procedures specified in the definitive proxy statement/prospectus for the Extraordinary General Meeting.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Additional Information About the Business Combination

In connection with the proposed Business Combination, the Company filed a registration statement on Form S-4 (the “Registration Statement”) with the SEC, which includes a proxy statement/prospectus, that is both the proxy statement to be distributed to holders of the Company’s ordinary shares in connection with the Company’s solicitation of proxies for the vote by the Company’s shareholders with respect to the Business Combination and other matters as may be described in the Registration Statement, as well as the prospectus relating to the offer and sale of certain of the securities to be issued in the Business Combination. The Registration Statement was declared effective by the SEC on November 7, 2017 and the definitive proxy statement/prospectus and other relevant documents have been mailed to the Company’s shareholders as of the Record Date. The Company’s shareholders and other interested persons are advised to read the definitive proxy statement/prospectus included in the Registration Statement as these materials contain important information about Williams Scotsman, the Company and the Business Combination. Shareholders may also obtain copies of the proxy statement/prospectus and other documents filed with the SEC, without charge, at the SEC’s web site at www.sec.gov, or by directing a request to: Morrow Sodali LLC, 470 West Avenue, 3rd Floor, Stamford, CT 06902, or by phone at (800) 662-5200 or email at DoubleEagle.info@morrowsodali.com.

Participants in the Solicitation

The Company and Williams Scotsman and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the proposed Business Combination under the rules of the SEC. A list of the names of those directors and executive officers and a description of their interests in the Company is contained in the Company’s definitive proxy statement/prospectus included in the Registration Statement, which is available free of charge from the sources indicated above.

Information Concerning Forward-Looking Statements

The Company makes forward-looking statements in this report within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to expectations or forecasts for future events. These statements may be preceded by, followed by or include the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s or Williams Scotsman’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the inability to complete the Business Combination; the inability to recognize the anticipated benefits of the proposed Business Combination; the inability to meet NASDAQ’s listing standards; costs related to the Business Combination; Williams Scotsman’s ability to manage growth; Williams Scotsman’s ability to execute its business plan; Williams Scotsman’s estimates of the size of the markets for its products; the rate and degree of market acceptance of Williams Scotsman’s products; the success of other competing modular space and portable storage solutions that exist or may become available; Williams Scotsman’s ability to identify and integrate acquisitions; rising costs adversely affecting Williams Scotsman’s profitability; potential litigation involving the Company or Williams Scotsman or the validity or enforceability of Williams Scotsman’s intellectual property; general economic and market conditions impacting demand for Williams Scotsman’s products and services; and such other risks and uncertainties as are discussed in the Company’s Annual Report on 10-K for the fiscal year ended December 31, 2016 under the heading “Risk Factors” and the proxy statement/prospectus filed in connection with the Business Combination. Other factors include the possibility that the Business Combination does not close, including due to the failure to receive required shareholder approvals, or the failure of other closing conditions. Neither the Company nor Williams Scotsman undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Disclaimer

This communication shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there by any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Double Eagle Acquisition Corp.

	By:	/s/ Eli Baker
Dated: November 8, 2017		Name: Eli Baker
Title: Vice President, General Counsel and Secretary